11251100209

REPUBLIC OF SINGAPORE

Subsidiary
Strata Certificate of Title

Volume 1357 Folio 165

Ref No : NI/201101796
Pursuant to : IC/148719S

PAGE 1
Edition 5
dated 14 NOV 2021

This is to certify that the person described as proprietor hereto is the registered subsidiary proprietor of the Private Leasehold Estate in the land hereinafter described SUBJECT to any subsisting exceptions, reservations, covenants and conditions contained or implied in the undermentioned Reversionary Estate and SUBJECT also to the covenants and conditions contained in the Instrument/s of Lease and SUBJECT also to the encumbrances and interests registered or notified in this folio and section 46 of the Land Titles Act.

ESTATE AND LAND DESCRIPTION

Private Leasehold Estate

Land Tenure	: LEASEHOLD ESTATE
Lease Duration	: 30 Years
Commencement Date	: 01/03/2008
Instrument	: LEASE IC/41635G

Reversionary Estate

Land Tenure	: LEASEHOLD ESTATE
Lease Duration	: 99 Years
Commencement Date	: 01/01/1963
State Title Expiry Date	: 31/12/2061
State Title No	: LEASE 26168
State Title Date	: 22/08/2006
Supplemental Deed to State Title Date (affecting covenants terms and conditions)	: 24/03/2008

Lot No	Area(Sq M)	*Certified Plan No	Area Type
MK3-U40972C	111.0	CPST 98137 CPST 98154 CPST 98138	--

*Plan filed in Chief Surveyor's Office

Land Lot Particulars

Certificate of Title : Volume 678 Folio 146 Land Lot No : MK3-4823L

SLA
SINGAPORE LAND AUTHORITY

E 167815

11251100209

Subsidiary
Strata Certificate of Title
Volume 1357 Folio 165

Ref No : NI/201101796
Pursuant to : IC/148719S

PAGE 2
Edition 5
dated 14 NOV 2021

PARTICULARS OF PROPRIETOR AND ADDRESS

ID No :201808327H
Name :CYTOMED THERAPEUTICS PTE. LTD.
Address :21 BUKIT BATOK CRESCENT #17-80
SINGAPORE 658065
Citizen of / Place Incorpd :SINGAPORE
Instrument :TRANSFER IG/868757B Registered on 14/11/2021

MEMORIAL

Strata Title Plan No. 3598 registered on 26/01/2011 vide IC/148719S

The within registered subsidiary proprietor's share in the common property of the whole land lot(s) MK3-4823L is 33 out of 10000 shares.

CAUTION

Nil

11251100209

REPUBLIC OF SINGAPORE

Subsidiary
Strata Certificate of Title
Volume 1357 Folio 165

Ref No   : NI/201101796
Pursuant to : IC/148719S

PAGE 3
Edition 5
dated 14 NOV 2021

NOTICE

Nil

ORDER OF COURT

Nil

INTEREST/ENCUMBRANCE

RESTRICTION IC/241789D lodged on 04/03/2011 at 12:28

SUBJECT TO RESTRICTIVE COVENANTS

REGISTERED ON : 18/04/2011

PUBLIC INSPECTION AND SEARCH

The information contained in this Subsidiary Strata Certificate of Title forms part of the public records available for inspection and search by members of the public upon payment of a fee.

POST REGISTRATION

Nil

PENDING INSTRUMENTS

Nil

SLA
SINGAPORE LAND AUTHORITY

E 167816

11251100209

Subsidiary
Strata Certificate of Title
Volume 1357 Folio 165

Ref No : NI/201101796
Pursuant to : IC/148719S

PAGE 4
Edition 5
dated 14 NOV 2021

CERTIFICATION

Date of Issue : 26 JAN 2011

REGISTRAR OF TITLES SINGAPORE

This is a computer-generated Certificate
no original signature is required.

REGISTRAR OF TITLES
SINGAPORE